UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 9, 2006
HEI, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-10078	41-0944876

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota	55386

(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code) (952) 443-2500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b) Mr. Timothy Clayton announced his intention to resign as HEI, Inc.’s Chief Financial Officer effective June 30, 2004. Mr. Clayton’s action did not involve a disagreement with the Company on any matter relating to the Company’s operations, policies or practices or any financial or accounting matter.
     A copy of the press release announcing the resignation of Mr. Clayton is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is being filed with this Current Report on Form 8-K and is hereby incorporated herein by reference:

Exhibit No.	Description of Exhibit
99.1	Press Release dated June 9, 2006, announcing the resignation of Mr. Clayton as the Company’s Chief Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.
Date: June 12, 2006
By	/s/ Mack V. Traynor
Mack V. Traynor
Its: Chief Executive Officer

EXHIBIT INDEX
99.1	Press Release dated June 9, 2006, announcing the resignation of Mr. Clayton as the Company’s Chief Financial Officer.